Taxes (Details) - Schedule of the deferred tax assets and liabilities - USD ($)	Jun. 30, 2021	Jun. 30, 2020
Deferred tax assets:
Net operating loss carry forwards	$ 611,315	$ 1,589,884
Accrued expenses	181,730	150,184
Share of investee’s loss	12,823	7,123
Others	93,385	86,061
Valuation allowances	(291,480)	(1,630,005)
Total deferred tax assets	607,773	203,247
Deferred tax liabilities:
Intangible assets	154,022	160,911
Share of investee’s income	1,011	2,252
Total deferred tax liabilities	$ 155,033	$ 163,163